United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 20, 2026

Date of Report (Date of earliest event reported)

DT Cloud Star Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-42167	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25 Christopher Columbus Dr Apt 4411 Jersey City, NJ	07302
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 865-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, $0.0001 par value per share, and one Right	DTSQU	The Nasdaq Stock Market LLC
Ordinary Shares	DTSQ	The Nasdaq Stock Market LLC
Rights, each entitling the holder to receive one-ninth (1/9) of one Ordinary Share	DTSQR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 20, 2026, DT Cloud Star Acquisition Corporation (the “Company”) deposited extension payment of $75,000 into the trust account (the “Trust Account”), to extend the date by which the Company can complete an initial business combination to August 26, 2026.

The Company initially has 15 months from the closing of the initial public offering to consummate the initial business combination. On October 22, 2025, the Company entered into an amendment to the Investment Management Trust Agreement (the “Trust Agreement”) with Wilmington Trust National Association. Pursuant to the Trust Agreement, the Company has the right to extend the time to complete the initial business combination for a period for 12 months from October 26, 2025 to October 26, 2026 by depositing into the trust account $75,000 for all remaining public shares for each one-month extension.

On October 23, 2025, the Company issued an unsecured promissory note to DT Cloud Star Management Limited (the “Sponsor”), pursuant to which the Company borrowed an aggregate principal amount of $75,000, in exchange for Sponsor depositing such amount into the Trust Account to extend the date by which the Company can complete the initial business combination by one month to November 26, 2025.

On November 28, 2025, the Company deposited $75,000 into the Trust Account to extend the date by which the Company can complete the initial business combination to December 26, 2025. On January 6, 2026, the Company deposited $75,000 into the Trust Account to extend the date by which the Company can complete the initial business combination to January 26, 2026. On March 16, 2026, the Company deposited $150,000 into the Trust Account to extend the date by which the Company can complete the initial business combination to March 26, 2026. On July 10, 2026, the Company deposited $225,000 into the Trust Account to extend the date by which the Company can complete the initial business combination to June 26, 2026. On July 14, 2026, the Company deposited $75,000 into the Trust Account to extend the date by which the Company can complete the initial business combination to July 26, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 25, 2026

DT CLOUD STAR ACQUISITION CORPORATION

By:	/s/ Sam Zheng Sun
Name:	Sam Zheng Sun
Title:	Chief Executive Officer